                             THE GABELLI ASSET FUND
                       SEMI-ANNUAL REPORT - JUNE 30, 1998


                                    * * * *


  Morningstar rated The Gabelli Asset Fund 4 Stars overall and for the three, five and ten year Periods ended 6/30/98 among 2545, 1462 and 707 domestic equity funds, respectively.


Mr. Gabelli Appeared in the August 1998 edition of Louis    [Mr. Gabelli Photo]
Rukeyser's Mutual Funds newsletter. We have condensed the article for your review. We encourage you to subscribe to Louis Rukeyser's Mutual Funds newsletter.

TO OUR SHAREHOLDERS,

     In the second quarter of 1998, there was a continuation of the best of times for large cap stocks and the worst of times for small cap stocks. During the quarter, the large cap market, as measured by the Standard & Poor's 500 Index, rose by 3.3% while small cap stocks, as measured by the Russell 2000 Index, declined by 4.7%. U.S. government bonds rallied in a classic global "flight to quality", with the yield on the 30 year U.S. Treasury Bond falling to 5.57% in mid-June.

INVESTMENT PERFORMANCE

     For the second quarter ended June 30, 1998, The Gabelli Asset Fund's (the "Fund") total return was 1.1%. The Standard & Poor's ("S&P") 500 had a return of 3.3% while the Value Line Composite and Russell 2000 Index declined 3.0% and 4.7%, respectively, over the same period. Each index is an unmanaged indicator of stock market performance. Over the trailing twelve month period, the Fund was up 32.6%. The S&P 500, Value Line Composite and Russell 2000 rose 30.2%, 20.6% and 16.5%, respectively, over the same twelve month period.

     For the ten year period ended June 30, 1998, the Fund's return averaged 16.7% annually, versus average annual returns of 18.5%, 14.4% and 13.6% for the S&P 500, Value Line Composite and Russell 2000, respectively. Since inception on March 3, 1986 through June 30, 1998, the Fund had a total return of 660.9%, which equates to an average annual return of 17.9%.


                                                          continued on page 7...

--------------------------------------------------------------------------------
PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. Morningstar proprietary ratings reflect historical risk adjusted performance as of June 30, 1998 and are subject to change every month. Morningstar ratings are calculated from a Fund's three, five and ten year average annual returns in excess of 90-day T-bill returns with appropriate fee adjustments and a risk factor that reflects fund performance below 90-day T-Bill returns. The top 10% of the funds in an investment category receive five stars and the next 22.5% receive four stars.


                  Average Annual Returns - June 30, 1998(a)
                  -----------------------------------------
    1  Year ..................................................... 32.6%
    5  Year ..................................................... 19.6%
    10 Year ..................................................... 16.7%
    Life of Fund (b) ............................................ 17.9%


                Dividend History
---------------------------------------------------
                            Rate      Reinvestment
Payment (ex) Date        Per Share        Price
-----------------        ---------        -----
December 30, 1997          $4.610        $31.73
December 31, 1996          $2.770        $26.42
December 29, 1995          $2.000        $25.75
December 30, 1994          $1.056        $22.21
December 31, 1993          $0.921        $23.30
December 31, 1992          $0.755        $19.88
December 31, 1991          $0.505        $17.96
December 31, 1990          $0.770        $15.63
December 29, 1989          $1.278        $17.26
December 30, 1988          $0.775        $14.69
January 4, 1988            $0.834        $12.07
March 9, 1987              $0.505        $12.71


INVESTMENT RESULTS (a)
-------------------------------------------------------------------------------------------------------------

                                             1st             2nd            3rd           4th        Year
                                           ------          ------         ------        ------     -------
1998:  Net Asset Value                     $36.00          $36.41            -            -            -
       Total Return....................     13.0%            1.1%            -            -            -
-------------------------------------------------------------------------------------------------------------
1997:  Net Asset Value                     $27.00          $31.45         $34.99        $31.85      $31.85
       Total Return....................      2.2%           16.5%          11.3%          4.3%       38.1%
-------------------------------------------------------------------------------------------------------------
1996:  Net Asset Value                     $27.44          $28.09         $27.92        $26.42      $26.42
       Total Return....................      6.6%            2.4%         (0.6)%          4.5%       13.4%
-------------------------------------------------------------------------------------------------------------
1995:  Net Asset Value                     $23.84          $25.10         $26.76        $25.75      $25.75
       Total Return....................      7.3%            5.3%           6.6%          3.7%       24.9%
-------------------------------------------------------------------------------------------------------------
1994:  Net Asset Value                     $22.63          $22.36         $23.56        $22.21      $22.21
       Total Return....................    (2.9)%          (1.2)%           5.4%        (1.2)%      (0.1)%
-------------------------------------------------------------------------------------------------------------
1993:  Net Asset Value                     $21.10          $22.10         $23.63        $23.30      $23.30
       Total Return....................      6.1%            4.7%           6.9%          2.5%       21.8%
-------------------------------------------------------------------------------------------------------------
1992:  Net Asset Value                     $19.04          $18.91         $19.02        $19.88      $19.88
       Total Return....................      6.0%          (0.7)%           0.6%          8.5%       14.9%
-------------------------------------------------------------------------------------------------------------
1991:  Net Asset Value                     $17.36          $17.36         $17.90        $17.96      $17.96
       Total Return....................     11.1%            0.0%           3.1%          3.2%       18.1%
-------------------------------------------------------------------------------------------------------------
1990:  Net Asset Value                     $16.48          $16.81         $15.21        $15.63      $15.63
       Total Return....................    (4.5)%            2.0%         (9.5)%          7.8%      (5.0)%
-------------------------------------------------------------------------------------------------------------
1989:  Net Asset Value                     $16.46          $18.01         $18.73        $17.26      $17.26
       Total Return....................     12.0%            9.4%           4.0%        (1.0)%       26.2%
-------------------------------------------------------------------------------------------------------------
1988:  Net Asset Value                     $13.49          $14.62         $14.94        $14.69      $14.69
       Total Return....................     14.4%            8.4%           2.2%          3.5%       31.1%
-------------------------------------------------------------------------------------------------------------
1987:  Net Asset Value                     $12.97          $13.93         $14.66        $12.61      $12.61
       Total Return....................     19.6%            7.4%           5.2%       (14.0)%       16.2%
-------------------------------------------------------------------------------------------------------------
1986:  Net Asset Value                     $10.44          $11.21         $11.29        $11.28      $11.28
       Total Return....................      4.4%(b)         7.4%           0.7%        (0.1)%       12.8%(b)
-------------------------------------------------------------------------------------------------------------

(a) Total returns and average annual returns reflect changes in share price and reinvestment of dividends and are net of expenses. The net asset value of the Fund is reduced on the ex-dividend (payment) date by the amount of the dividend paid. Of course, returns represent past performance and do not guarantee future results.
Investment returns and the principal value of an investment will fluctuate. When shares are redeemed they may be worth more or less than their original cost. (b) From commencement of operations on March 3, 1986.
-------------------------------------------------------------------------------------------------------------

     Mr. Gabelli Appeared in the August 1998 edition of Louis Rukeyser's Mutual Funds newsletter. We have condensed the article for your review.

Excerpted  from            LOUIS
                           RUKEYSER'S
    [PHOTO]                MUTUAL FUNDS

                                                                     August 1998

GROWTH OR VALUE?  KEEPING YOUR COOL IS ALWAYS IN STYLE

BY LOUIS RUKEYSER

     One of the most entertaining, and enlightening, confrontations at our Louis Rukeyser Investment Conferences in recent years has been that between Foster Friess and Mario Gabelli. I deliberately put them on the same panel, because Foster, the lead manager of the Brandywine Fund, has been an outstandingly articulate advocate of "growth" investing, while Mario, Chairman of Gabelli Funds, is a similarly effective spokesman for the "value" camp.

     Last year, for example, when Mario dramatized his then-current recommendation of American Express by holding up his green credit card, Foster got a roar out of the crowd of 10,000 by saying that if Mario had been a growth-stock investor, he would have had a gold card by now. Gabelli was unfazed: "That's a perfect example of the problem with 'growth' investors," he said. "A 'value' investor knows that the green American Express card is the better bargain."

     Who's right about the best approach to investing? The only true answer is that they both are. Over the years, stocks will respond to their companies' increases in earnings, as the "growth" investors contend--and no sensible "value" investor can afford to be indifferent to that trend. And no sensible "growth" investor should want heedlessly to overpay for a stock, a rash act that can make the unwary investor susceptible to some of the market's most jolting downturns. At different periods, the market will favor one style of investing over another. The most successful long-term managers stick to a consistent style. But they don't ignore the rest of the equation, either: nothing is nicer than buying what the market thinks of as a "value" stock and selling it long after the market has perceived it as a "growth" stock. Bargains are sometimes in the eye of the beholder; profits, on the other hand, cross party lines . . .

     Which takes me to Mario's triumph. As you'll see in The Rukeyser Interview this month, this self-described "stuck-in-the-wool, Graham & Dodd type"--an old-fashioned "value" investor--had the year of his life in 1997, a period when most prominent investors of similar bent were conspicuously missing large chunks of the market's lavish profits, on the selfrighteous grounds that it had become far too pricey to merit their august involvement.

     It wasn't that Mario had no concerns about the market's valuation; he did, and does. He knows that no market ever goes straight up, and he worries about certain historical benchmarks. But he figures, as it were, that that's not what he's being paid to do. He's being paid to discern meaningful business trends and to find individual stocks that meet his standards. And that he has continued, resolutely, to do. Far more important (and far more successful) than his overall market judgments has been his ability to find stocks that most investors were neglecting. As he put it to me in the interview, "It really was not what we bought in 1997 but what we bought in 1995 and 1996: domestic businesses that were somewhat out of favor."

     No market timer could have told Mario precisely when the market would vindicate these judgments. He clearly didn't know the answer to that himself. But he held to what he did know, and was notably patient. That's something we all can emulate. In my view, there is no one single way to make the most money in Wall Street-- there is merit, over time, in both the "growth" and "value" camps, and intelligently diversified mutual fund investors will keep a foot in both--but there is one pretty certain way to lose money: panicking in the face of temporary adversity...

                                                        More on the next page...

Reprinted with Permission * Louis Rukeyser's Mutual Funds * 1750 Old Meadow Road, McLean, VA 22102 * August 1998
For Subscriptions, call (800) 892-9702 or (703) 905-8000 in Virginia.
                                         (C) Financial Service Associates

                                 GABELLI FUNDS

Supplemental information to the excerpts from Louis Rukeyser's Mutual Funds,
                                  August 1998
--------------------------------------------------------------------------------

     The views expressed in this article reflect those of Mario J. Gabelli, Chairman and Chief Investment Officer of Gabelli Funds, Inc., only through July 15, 1998 as edited and selected by Louis Rukeyser. The Chief Investment Officer's views are subject to change at any time based on market and other conditions.

     PAST PERFORMANCE OF ANY GABELLI FUND DOES NOT GUARANTEE FUTURE RESULTS. The returns shown are historical and reflect changes in share price, reinvested dividends, and are net of expenses. Investment results and the principal value of an investment will fluctuate. When shares are redeemed, they may be worth more or less than their original cost. A chart detailing the performance of each of the Gabelli Funds mentioned in this article is set forth below.

     A PROSPECTUS FOR EACH OF THE FUNDS AND A QUARTERLY REPORT DETAILING EACH OF THE FUNDS' HOLDINGS MAY BE OBTAINED BY CALLING THE DISTRIBUTOR, GABELLI & COMPANY, INC., AT 1-800-GABELLI (1-800-422-3554). THE PROSPECTUS CONTAINS MORE COMPLETE INFORMATION, INCLUDING FEES AND EXPENSES. READ IT CAREFULLY BEFORE YOU INVEST OR SEND MONEY.

     Securities discussed in this article do not necessarily reflect holdings in each of the mutual funds mentioned in the article. The chart below details the funds' specific investments in the stocks mentioned by Mario J. Gabelli.

     Performance as of 6/30/98 of the Gabelli Funds mentioned in the Louis Rukeyser article is listed below. The Lipper Averages are provided for the same periods to show the Funds' performance relative to these measures.

                                                                                   3 Year       5 Year      10 Year       Since
                                                                                   Average      Average     Average     Inception
                                            Nasdaq      1 Year        1 Year       Annual       Annual       Annual    Avg. Annual
Fund Name (Inception Date)                  Symbol     12/31/97      6/30/98      6/30/98      6/30/98      6/30/98      6/30/98
-----------------------------------------------------------------------------------------------------------------------------------
Gabelli Asset Fund (3/3/86)                  GABAX       38.1%        32.6%        25.5%        19.6%        16.7%        17.9%
Gabelli Value Fund (9/29/89)                 GABVX       48.2%        43.4%        27.8%        22.6%          -          17.4%
   adjusted for 5.5% front end sales charge              40.1%*       35.5%*       25.4%*       21.2%*         -          16.7%*
Lipper Capital Appreciation Fund Average                 20.3%        22.1%        21.0%        16.8%        15.1%          -
Lipper Growth Fund Average                               25.2%        25.4%        24.2%        19.3%        16.5%          -

* Total returns include the effect of any applicable sales charges. The Lipper Analytical Services Averages are unmanaged indices of investment performance. One cannot invest directly in the Lipper Analytical Services Averages.



--------------------------------------------------------------------------------
                    PERCENTAGE OF NET ASSETS - AS OF 6/30/98

                                                 Asset Fund            Value Fund
--------------------------------------------------------------------------------
MediaOne Group Inc.                               1.52%                  6.16%
US West Inc.                                      0.04%                    -
Viacom Inc.                                       2.17%                  9.01%
Eastern Enterprises                               0.04%                    -
Frontier Corp.                                    0.18%                  0.30%
Gaylord Entertainment Co.                         0.32%                  0.58%
Pioneer Group Inc.                                  -                    0.14%
BET Holdings Inc.                                 0.53%                  1.40%
International Family Entertainment Inc.             -                      -
Cablevision Systems Corp.                         2.20%                  6.39%
TCI-Liberty Media Group                           2.07%                    -
American Express Co.                              2.33%                    -
TOTAL                                            11.48%                 23.98%
--------------------------------------------------------------------------------

Excerpted from Louis Rukeyser's Mutual Funds

THE RUKEYSER INTERVIEW                                GABELLI IN FOCUS

Anyone who still thinks of
successful money management as a grim
and humorless business has clearly never                  [PHOTO]
encountered Mario Gabelli. Mario gets a
lot of fun out of life, whether running
his $15-billion-plus money-management             MARIO GABELLI: "INSTEAD OF
operation in Rye, N.Y., fly-fishing near        BUYING THE GROWTH COMPANY IN A
his home in Jackson Hole, Wyo., or                SECTOR WE LIKE; WE BUY THE
entertaining and enlightening the              POTENTIAL TAKEOUT COMPANY. DEALS
world's biggest financial audience as a        ARE GOING TO CONTINUE TO BE VERY
perennial favorite at our annual Louis         POWERFUL, AND I STILL WANT TO BE
Rukeyser Investment Conference. His                   IN FRONT OF THEM."
manner and mind are cutting edge, but
his approach to investing is rooted in
the old-fashioned "value" ideas of
Benjamin Graham: the search for bargains that provide a margin of safety when the market stumbles.

     Mario's engaging smile was returned by the market in 1997; when his funds (800-422-3554) had their best year ever, thanks both to rallies in some of his favorite sectors (such as cable, telephone and media firms) and to his penchant for picking companies that eventually get taken over at higher prices; MORNINGSTAR named him "1997 Domestic Equity Fund Manager of the Year." Mario's long-term method of investing, which typically involves holding periods of three to five years, means that he won't always be manager of the year, and there will be times when shareholders will have to show a fair amount of patience themselves. But the evidence mounts that this kind of vision, which seeks to discern enduring shifts in the investment climate, has worked far better over time than trying to outguess every passing shift in the market winds. --LR

MARIO, YOU HAVE CARVED OUT A REPUTATION AS ONE OF THE MARKET'S MOST FORMIDABLE "VALUE" INVESTORS, BUT YOU'VE SOMEHOW MANAGED TO OUTPERFORM LATELY EVEN WHILE MANY VALUE INVESTORS HAVE BEEN CURSING THE MARKET AND CLAIMING THAT IT'S GONE NUTS. WHAT ARE YOU DOING THAT THEY AREN'T?

     Well, we just got lucky. The moon, the sun and the stars came together in 1997, but it really was not what we bought in 1997 but what we bought in 1995 and 1996: domestic businesses that were somewhat out of favor. And also, we believe very strongly, Lou, that the third great wave of postwar takeovers started four years ago, and so instead of buying the growth company in a sector we like, we buy the potential takeout company. Deals are going to continue to be very powerful, and I still want to be in front of them.

YOU'VE PLAYED MORE WINNING THEMES THAN TOMMY DORSEY OVER THE YEARS. WHAT DO YOU SEE AS THE BEST NEW INVESTMENT THEMES TODAY -- AND THE STOCKS THAT WILL PROVIDE THE SWEETEST MUSIC FOR INVESTORS?

     One big theme I believe in now is speed and digital. Speed used to be getting a product to the market ahead of the competition. Today, it's getting what the consumer wants when he wants it. The kissing cousin of speed is digital; we're going through a major revolution, involving electronic commerce, entertainment on a global basis, and taking your dial tone and making it a web tone. At your conference in April I recommended MEDI AONE, a broadband-communications and Internet company, created as a tracking stock by US West, that then went from $36 to $50; I still like it.

     On the theme of integrated entertainment companies, I think there is significant value in VIACOM, even though it's doubled since September. Its crown jewels are the cable networks (including MTV, VH1, Nickelodeon and Nick-at-Nite), with potential cash flow of a billion dollars from them next year--which means you get the studio for free, at a time when "ER" and "Seinfeld" and "Titanic" have underscored again the virtue of software programming.

     And I have a new theme to add to my four "B's"--bankers, brokers, broadcasters and Bell operating companies--which I used to talk about as places to be in front of the takeovers. I will now add BTU: the opportunity to take advantage of the deregulation and restructuring of the gas and electric-utility industries. We're buying companies at slightly over their book value (sometimes

1.5 to 2.0 times), with very good yields. They're perceived to be defensive plays. For example, I like EASTERN ENTERPRISES, which owns and operates the Boston Gas Company, which has lots of cash and is in the middle of a geographic area that's going through an accelerated consolidation. The whole electric area around the country may see bigger companies gobbling up smaller ones.

     Elsewhere in the area of possible takeovers, my favorite in the telephone area is FRONTIER, which is the old Rochester Telephone; in the entertainment area, GAYLORD ENTERTAINMENT, which is a Nashville, Tenn.-based entertainment dynamo with the Opryland Hotel, Christian Contemporary music, country-and-western music and a TV station in Dallas that alone is worth about $450 million; and, among smaller companies, PIONEER GROUP, which is in the money-management business.

WHEN YOU'RE PICKING NEW STOCKS, DO YOU THINK OF THE THEME FIRST, OR FIND THE COMPANIES FIRST AND THEN DEVELOP THE THEME?

     Well, take Gaylord. I started following Gaylord because I believed that cable networks were very attractively valued. So I started looking within that conviction, finding companies like Black Entertainment (we were the largest shareholder), Pat Robertson's Family Entertainment, Cablevision (which has gone up six times in the last two years) and Liberty Media (which I'm buying because they own the best cable networks in the world). And that attracted me to Gaylord, because they own the Nashville Network and Country Music Television. After focusing on the stock, I analyze the parts: what can I get for each of them, who's likely to buy it, what would they pay.

WHICH FUNDS ARE YOU RUNNING PERSONALLY TODAY?

     Gabelli Asset was our first fund. It's a no-load, with a middle-of-the-road, fundamental-value approach and no concentrated positions. I've run it since its inception, emphasizing stock selection and trying to get three-quarters of the market on the upside and be down only 60% of the market when it goes down. Gabelli Value is a load fund, distributed by brokers, that is concentrated in ten stocks, rep-resenting approximately 50% of the portfolio. It's our most-concentrated portfolio in the value category.

WHICH TAKES ME TO A QUESTION ABOUT THE FUTURE OF THE GABELLI FUNDS: I KNOW YOU CAN'T COMMENT RIGHT NOW ABOUT YOUR EFFORTS TO SELL A STAKE IN YOUR FIRM TO THE PUBLIC. BUT SINCE YOU'RE MERELY A STRIPLING OF 56 YEARS YOURSELF, MANY PEOPLE WONDER WHETHER THIS IS A SIGNAL THAT YOU THINK THE MARKET IS AT A PEAK.

     Not at all. I've acknowledged that we are looking to monetize some of our older partners--much the way Goldman Sachs is. We've filed an S-l form that said we're going public--not selling our business. It's not a question of thinking that the market is peaking (the record of companies calling that peak has been pretty bad over the years!) but of getting fresh capital to accelerate our growth.

ENDURING VALUES?

STOCK                        RECENT          52-WEEK
(NYSE SYMBOL)                PRICE           HIGH/LOW
MediaOne (UMG)              $48.44        $50.00/$19.81
Viacom (AMEX:VIA)            65.38          65.94/26.00
Eastern  Enterprises (EFU)   42.19          45.63/35.06
Frontier (FRO)               34.31          37.13/19.00
Gaylord Entertainment (GET)  33.69          37.50/22.38
Pioneer Group (OTC:PIOG)     28.00          33.88/24.13
--------------------------------------------------------

* Consensus estimates. SOURCES: Bloomberg, Zacks.


HOW HAS YOUR MARKET PHILOSOPHY CHANGED OVER THE DECADES, IF AT ALL?

     We are stuck-in-the-wool, Graham & Dodd types. But one thing did change about 10 or 11 years ago. For 20 years we had followed industries around the world, just to see what was going on; we never invested in them. I then made a fundamental shift. I said, "Hey, if you follow beverages at Gabelli, you've got to follow every beverage company around the world. If they drink it, you follow it." And the same for other industries. We globalized our thought process and internationalized the stock-selection proc ess.

FINALLY, MARIO, WHAT'S YOUR SINGLE BEST PIECE OF ADVICE FOR MUTUAL-FUND INVESTORS OVER THE NEXT 12 MONTHS?

     Continue to do your homework and be patient. And I hate to say it, but don't extrapolate from the high returns of the last three years in terms of what your future returns are likely to be. Don't get panicked by the first 30% down.


Important additional information is contained on page 4. Please read the information carefully before investing or sending money.

continued from page 1...

COMMENTARY

     In compiling our thoughts for this shareholder letter, we looked forward by looking through the rear view mirror. In the process, we witnessed the testimony of Federal Reserve Board Chairman Alan Greenspan and we could not say it any better. To quote Alan . . .

     "Mr. Chairman and members of the Committee, I appreciate this opportunity to present the Federal Reserve's midyear report on monetary policy.

     Overall, the performance of the U.S. economy continues to be impressive. Over the first part of the year, we experienced further gains in output and employment, subdued prices, and moderate long-term interest rates. important crosscurrents, however, have been impacting the economy. With labor markets very tight and domestic final demand retaining considerable momentum, the risks of a pickup in inflation remain significant. But inventory investment, which was quite rapid late last year and early this year, appears to have slowed, perhaps appreciably. Moreover, the economic and financial troubles in asian economies are now demonstrably restraining demands for U.S. goods and services -- and those troubles could intensify and spread further. Weighting these forces, the Federal Open Market Committee chose to keep the stance of policy unchanged over the first half of 1998. However, should pressures on labor resources begin to show through more impressively in cost increases, policy action may need to counter any associated tendency for prices to accelerate before it undermines this extraordinary expansion."

     -- Excerpt from the Monetary Policy Testimony and Report to Congress Before the Subcommittee on Domestic and International Monetary Policy of the Committee on Banking and Financial Services, U.S. House of Representatives, July 21, 1998.

BEATING UP THE LITTLE GUYS

     While investors worry about a substantial correction or even a bear market for the Dow Jones Industrial Average ("DJIA") and S&P 500, small cap stocks are already experiencing one. Although as of the end of second quarter 1998, the Russell 2000 is up modestly, approximately 60% of all Nasdaq listed stocks are off 20% or more from their 52 week highs. What is wrong with small cap stocks? In our opinion, nothing. In fact, we believe that small companies operating primarily in the domestic market are far less vulnerable to Asian economic problems than the large multinationals. This has not prevented investors from abandoning small cap stocks to chase large cap stock returns. Is this likely to change in the foreseeable future? We do not know and in a sense, do not care. We are patient value investors who count on Mr. Market's mood swings to allow us to buy quality companies at discount prices. The fact that Mr. Market, perhaps fueled by the migration of assets into S&P index funds, is mindlessly lavishing attention on large companies and ignoring more fundamentally attractive smaller ones, makes it easier for us to pick up small cap stock bargains.

DEAL ACTIVITY SURFACES VALUE

     One component of our investment methodology is to identify industry and sector trends and themes ahead of the curve and position ourselves to benefit from these developments. Industry consolidation is one such trend. As we have discussed in previous letters, the continued strong merger and acquisition activity is providing a tailwind to the excellent performance of the Fund this year. The accompanying tables illustrate how deal activity surfaced value in a small sample of the portfolio holdings.

--------------------------------------------------------------------------------
                              1998 COMPLETED DEALS

FUND HOLDING                                  CLOSING DATE           % RETURN(a)
------------                                  ------------           -----------
Ticketmaster Group Inc.                           6/24                 24.6%
Culligan Water Technologies Inc.                  6/16                 11.2
Handy & Harman                                    4/06                  2.2


          PERCENTAGE CHANGES THROUGH JUNE 30, 1998 FOR ANNOUNCED DEALS

                                                   SECOND          YEAR-TO-DATE
CURRENT FUND HOLDINGS                         QUARTER RETURN(b)      RETURN(b)
---------------------                         -----------------      ---------
Cable Michigan Inc.                                 52.9%              70.5%
360 Communications Co.                               6.0               64.1
Tele-Communications Inc.                            23.6               37.6
Echlin Inc.                                         (6.4)              35.6
Southern New England Telecommunications Corp.       (9.8)              30.2
Giant Food Inc.                                     10.9               27.1
Quaker State Corp.                                 (13.0)              15.9
BET Holdings Inc.                                    3.0               15.2
PolyGram NV                                          9.7                6.7

--------------------------------------------------------------------------------
     (a) Represents changes in share price and dividends paid from December 31, 1997 through the closing date.
     (b) Represents changes in share price and dividends paid from the beginning of the period through June 30, 1998. Note: See the Portfolio of Investments for a complete listing of holdings.
--------------------------------------------------------------------------------


THE ENVELOPE PLEASE.  THE WINNERS ARE..

     With only a few exceptions, our media, telecommunications and financial holdings posted positive returns this quarter. These industry groups are all benefiting from powerful trends. Leading media companies like Time Warner, Seagram and News Corp. were applauded for making bold moves to extend their global franchises. At the end of the quarter, cable television stocks like Tele-Communications Inc., Comcast and Cablevision soared following the announcement of the AT&T/TCI deal. Telecommunications stocks like Sprint and AirTouch continued to make progress as investors acknowledged these companies' competitive advantages in arguably the greatest growth industry worldwide. Financial stocks such as American Express and Paine Webber posted strong gains.

AND SOME LOSERS

     As can be expected in light of the Asian economic turmoil, Deere and Boeing got hit hard this quarter. Deere's problem is not so much from international competition for its state-of-the-art farm equipment, but from the impact of weak foreign currencies and economies on the American farmer. American agricultural exports to Asia and the former Soviet Union will likely trend down. Competition from Latin American agricultural exporters will heat up. These global dynamics, coupled with the absence of agricultural price supports, will likely pinch the pockets of American farmers, who will probably be more reluctant to invest in new Deere equipment. Boeing is seeing its backlog reduced by cancellation of orders from Asian airlines. This comes at a time when the company is still struggling with production problems. With the price of oil declining to a twelve year low, oil service stocks like Halliburton took it on the chin.

     Should we have followed momentum investors out of these stocks? That is not our style. We believe these companies still have strong global franchises and very attractive long term business prospects. We have always been willing to tolerate poor short term, market related performance from portfolio companies we believe are positioned to provide superior long term results.

THE BOTTOM OF THE BARREL?

     The price of a barrel of oil declined to a twelve year low in the second quarter of 1998. The market appears to have priced in all the bad news: the warm El Nino winters, slackening Asian demand, and excess

OPEC production. We point out that despite Asia's woes, worldwide demand for oil is expected to be up modestly in 1998. According to the National Weather Service, El Nino is not likely to revisit us next winter. OPEC has made some modest production cuts already and will likely try to turn down the tap further in the year ahead. We doubt oil prices will explode from current levels. But, long term supply and demand trends support our increasingly positive view on the energy sector. This should ultimately put some life in moribund energy stocks.

TOO MUCH OF A GOOD THING?

     Investors' cool response to the Norwest/Wells Fargo and Citicorp/Travelers mergers and the government's new found sensitivity to the further consolidation of American industry has led some market observers to proclaim the end of what we have termed the third great wave of takeovers.

     Upon his widely rumored demise, Mark Twain said, "The reports of my death are greatly exaggerated". We echo these sentiments in regard to the premature obituary for deals. We will likely see fewer deals in those industries like aerospace that have already undergone extensive consolidation. Also, with some takeover yeast baked into bank stock valuations, future deals may not be at the kind of premium prices seen in recent years.

     But, we believe the "urge to merge" will remain strong in many other industry groups. We expect to see more mega-deals in the telecommunications arena as the big hitters jockey for position in this globally deregulated business. We anticipate more big media deals as the leaders extend their global franchises. Manufacturing companies are still looking to acquire complimentary product lines and boost global market shares. Importantly, small companies have become cheaper making them even more attractive targets at a time when lower long term capital gains tax rates have made it more profitable for owner/managers to cash in the chips.

     As for government meddling? We agree with Federal Reserve Board Chairman Alan Greenspan's recent comments to Congress that deals are a natural part of the free market process. There is certainly ample evidence worldwide that consolidation helps energize economies. As we expect the Clinton Administration learned from the health care debacle, if it isn't broken, there is little political incentive to try to fix it. While the job dislocation that generally accompanies consolidation is an issue that lends itself to political football, with today's strong labor market, we do not think it will evolve into any government restraints on deals without legitimate antitrust implications.

DIALING UP A BIG DEAL - "MA BELL" IS NOW RIDING MOTORCYCLES

     Deregulation and technology have been driving change in the global telecommunications industry. The need for speed is swiftly changing the "dial tone" into the "web tone" as the telephone, computer and television converge into one all purpose interactive information and entertainment instrument. Convergence has just taken a leap forward with the prospective merger of AT&T and cable television leader Tele-Communications Inc.

     Does the proposed AT&T/TCI combination make sense? We think so. The transaction gives AT&T the digital platform to compete in the local telephone business. It also allows them to bundle long distance, local telephony, Internet access and entertainment programming services on one line, passing approximately one-third of all U.S. homes.

     How will this change the global telecommunications/media landscape? It opens the door for other long distance companies to break into local telephone monopolies and perhaps for local telephone operators to further their inroads to the long distance business. It dramatically increases the value of the cable television industry's millions of coaxial connections into homes worldwide. It will push the pace in which telephone infrastructure is upgraded to match cable's digital and high speed capacity. It puts increasing pressure on every global telecommunications company to create business combinations that will allow them to compete with the full range of services that AT&T/TCI would be capable of delivering. Finally, as additional business combinations are formed, "content and creativity" providers could continue to be viewed as appetizing targets.

LET'S TALK STOCKS

     The following are stock specifics on selected holdings of our Fund. Favorable earnings prospects do not necessarily translate into higher stock prices, but they do express a positive trend which we believe will develop over time.

American Express Co. (AXP - $114.00 - NYSE) is a global travel, financial and network services provider. Founded in 1850, the company operates in 160 countries around the world. Best known for its "green" charge card and its travel-related services, American Express also offers financial planning, brokerage services, mutual funds, insurance and other investment products. Harvey Golub, Chairman and CEO, has refocused AXP on its core charge card and investment management businesses. The company continues to expand the reach of its credit card operations.

Cablevision Systems Corp. (CVC - $83.50 - ASE), based in Woodbury, NY, owns and operates cable television systems in 18 states serving 2,844,000 basic service subscribers at year end 1997. CVC's revenue per subscriber is the highest in the cable industry. CVC has exercised its option to purchase ITT's 50% stake in MSG (Madison Square Garden) Properties, including the NY Knicks and NY Rangers. In March, Cablevision purchased Tele-Communications Inc.'s New York area cable properties with 829,000 subscribers by issuing almost 24.5 million shares (adjusted for the March 30, 1998 two-for-one stock split) and assuming $670 million of TCI's debt. These shares represent a one-third stake in CVC. The company's new, vigorous activity includes the sale of a 40% stake in Rainbow Sports to a News Corp./TCI joint venture with the proceeds used to pay down a significant portion of MSG's debt. With its upgraded cable systems, CVC is well-positioned to offer telephony, high speed data and enhanced video services.

Chris-craft Industries Inc. (CCN - $54.6875 - NYSE), through its 79% ownership of BHC Communications (BHC - $140.3125 - ASE), is primarily a television broadcaster. BHC owns and operates UPN affiliated stations in New York (WWOR), Los Angeles (KCOP) and Portland (KPTV). BHC also owns 59% of United Television (UTVI - $114.50 - Nasdaq), which operates an NBC affiliate, an ABC affiliate and four UPN affiliates. United Television has purchased WHSW in Baltimore for $80 million and has an agreement to purchase WRBW, a UPN affiliate in Orlando, for $60 million. Chris-Craft's television stations constitute one of the nation's largest television station groups, reaching approximately 22% of U.S. households. The Chris-Craft complex is debt free and strongly positioned to expand its operations with roughly $1.5 billion in cash and marketable securities.

------------------------
 Chris-Craft Industries
------------------------
    79%

-----------------------
  BHC Communications
-----------------------
    59%

-----------------------
   United Television
-----------------------

Tele-communications Inc./Liberty Media Group (LBTYA - $38.8125 - NASDAQ) owns a collection of interests in some of the most powerful programming entities in the world. Liberty Media is the second largest investor in Time Warner, the world's largest media company. Liberty Media, News Corp. and Tele-Communications International Inc. have created a global sports joint venture, Fox Sports, that offers an integrated package of sports programming across network broadcast, national cable, and regional cable channels. Liberty's 49%-owned Discovery Communications is a major, advertiser-supported basic cable network that includes the flagship Discovery Channel, The Learning Channel and developing businesses such as Discovery Europe and Animal Planet. Liberty Media is to be merged into AT&T (T - $57.125 - NYSE) as part of AT&T's acquisition of TCI. Thereafter, AT&T will issue a "tracking stock" at a one-to-one ratio.

Time Warner Inc. (TWX - $85.4375 - NYSE), having completed its acquisition of Turner Broadcasting, is the global leader in media and entertainment. The combined companies have more than $24 billion in revenues and almost $5.4 billion in EBITDA. Together they control a host of powerful media brands, such as CNN, Warner Brothers, HBO, Cinemax and Time and People magazines. Under the leadership of Chairman Gerald Levin and Vice Chairman Ted Turner, Time Warner is now focused on reducing its almost $12 billion in debt and simplifying its capital structure.

United Television Inc. (UTVI - $114.50 - NASDAQ) is a television broadcasting company which owns and operates six television stations: one ABC, one NBC and four UPN affiliates. UTVI recently purchased WHSW in Baltimore for $80 million. The purchase of WRBW, a UPN affiliate in Orlando, for $60 million is pending. UTVI stations will cover approximately eight percent of the U.S. population. UTVI is a 59%-owned subsidiary of BHC Communications (BHC - $140.3125 - ASE). Strong advertising demand, prospects for favorable regulatory changes in the industry and corporate cost controls should increase EBITDA growth going forward.

MINIMUM INITIAL INVESTMENT - $1,000

     The Fund's minimum initial investment for both regular and retirement accounts is $1,000. There are no sub-sequent investment minimums. No initial minimum is required for those establishing an Automatic Investment Plan.

IN CONCLUSION

     We believe it is still too early to accurately assess the impact of Asian economic distress on the U.S. economy and corporate earnings. However, Asia's problems may prolong investment uncertainty and restrain stock prices, perhaps for the balance of the year. Looking farther ahead, we believe equities will still provide investors with superior risk adjusted returns relative to other asset classes and that our value discipline will enable us to provide satisfactory returns over the long term.


                                             Sincerely,


                                             /s/ Mario J. Gabelli

                                             MARIO J. GABELLI, CFA
                                             Portfolio Manager and
                                             Chief Investment Officer


August 1, 1998


     ---------------------------------------------------------------------
                           TOP TEN HOLDINGS
                              JUNE 30, 1998
                              -------------

     Time Warner Inc.                        Chris-Craft Industries Inc.
     American Express Co.                    Neiman Marcus Group Inc.
     Cablevision Systems Corp.               MediaOne Group Inc.
     TCI/Liberty Media Group                 DeKalb Genetics Corp.
     United Television Inc.                  Century Telephone Enterprises
     ---------------------------------------------------------------------


NOTE: The views expressed in this report reflect those of the portfolio manager only through the end of the period of this report as stated on the cover. The manager's views are subject to change at any time based on market and other conditions.

THE GABELLI ASSET FUND
PORTFOLIO OF INVESTMENTS -- JUNE 30, 1998 (UNAUDITED)
--------------------------------------------------------------------------------

                                                                    MARKET
  SHARES                                             COST           VALUE
  ------                                             ----           ------
            COMMON STOCKS--91.8%
            AEROSPACE--0.4%
    85,000  Boeing Co. ........................  $  3,155,075   $    3,787,813
    40,000  Fairchild Corp., Cl. A.............       849,015          807,500
    20,000  Northrop Grumman Corp. ............     2,200,782        2,062,500
                                                 ------------   --------------
                                                    6,204,872        6,657,813
                                                 ------------   --------------
            AGRICULTURE--1.9%
   200,000  Archer-Daniels-Midland Co. ........     3,770,565        3,875,000
    17,000  Agribrands International Inc. .....       201,637          514,250
   257,500  DeKalb Genetics Corp., Cl. B.......    24,254,133       24,365,938
    40,000  Monsanto Co. ......................     1,670,518        2,235,000
                                                 ------------   --------------
                                                   29,896,853       30,990,188
                                                 ------------   --------------
            AUTOMOTIVE--0.6%
   140,000  General Motors Corp. ..............     4,054,621        9,353,750
                                                 ------------   --------------
            AUTOMOTIVE: PARTS AND ACCESSORIES--4.2%
    15,000  Borg-Warner Automotive Inc. .......       399,908          720,938
   130,000  Echlin Inc. .......................     1,759,438        6,378,125
   125,000  Federal-Mogul Corp. ...............     2,427,549        8,437,500
   600,000  GenCorp Inc. ......................     3,684,662       15,750,000
   260,000  Genuine Parts Co. .................     6,338,975        8,970,000
   120,000  Johnson Controls Inc. .............     2,338,938        6,847,500
   225,000  Modine Manufacturing Co. ..........     4,668,331        7,790,625
    46,062  Myers Industries Inc. .............       172,636        1,105,488
   155,000  Quaker State Corp. ................     2,061,857        2,538,125
   160,000  Standard Motor Products Inc. ......     1,849,337        3,560,000
    20,000  Superior Industries International
             Inc. .............................       290,505          563,750
   100,000  TransPro Inc. .....................       788,321          743,750
   210,000  UAP Inc., Cl. A....................     2,339,116        2,533,700
    90,000  Wynn's International Inc. .........     1,140,063        1,732,500
                                                 ------------   --------------
                                                   30,259,636       67,672,001
                                                 ------------   --------------
            AVIATION: PARTS AND SERVICES--1.3%
    10,000  BE Aerospace Inc.+.................       193,625          291,250
   360,000  Coltec Industries Inc.+............     4,908,996        7,155,000
   182,000  Curtiss-Wright Corp. ..............     2,287,271        7,132,125
    60,000  Hi-Shear Industries Inc. ..........       510,932          161,250
    40,000  Hudson General Corp. ..............     1,121,008        2,025,000
    72,000  Precision Castparts Corp. .........     2,725,279        3,843,000
                                                 ------------   --------------
                                                   11,747,111       20,607,625
                                                 ------------   --------------
            BROADCASTING--4.7%
    80,000  CBS Corp. .........................     1,999,120        2,540,000
   413,155  Chris-Craft Industries Inc. .......     8,289,820       22,594,414
    69,551  Chris-Craft Industries Inc., Cl.
             B(a)..............................     1,132,440        3,803,570
     5,000  Gray Communications Systems
             Inc. .............................       147,988          161,875
   120,000  Gray Communications Systems Inc., Cl.
             B.................................     2,333,656        3,705,000
   190,000  Grupo Televisa SA, GDR+............     3,954,966        7,148,750
   100,000  Liberty Corp. .....................     2,961,435        5,031,250
   115,000  Paxson Communications Corp., Cl.
             A+................................     1,231,309        1,394,375
   400,000  Television Broadcasting Ltd.,
             ORD...............................     1,815,551        1,058,338
   247,500  United Television Inc. ............    15,847,291       28,338,750
                                                 ------------   --------------
                                                   39,713,576       75,776,322
                                                 ------------   --------------
            BUILDING AND CONSTRUCTION--0.3%
   165,300  Nortek Inc.+.......................       749,634        5,082,975
     4,333  Nortek Inc., Special Common+(a)....        59,049          133,240
                                                 ------------   --------------
                                                      808,683        5,216,215
                                                 ------------   --------------

                                                                    MARKET
  SHARES                                             COST           VALUE
  ------                                             ----           ------
            BUSINESS SERVICES--0.8%
    40,000  Avis Rent A Car Inc.+..............  $  1,147,186   $      990,000
    50,000  Berlitz International Inc., New+...       725,813        1,350,000
    35,000  Computer Sciences Corp.+...........     1,688,472        2,240,000
    12,000  Dollar Thrifty Automotive Group
             Inc.+.............................       237,537          159,000
   100,000  Ecolab Inc. .......................     1,571,512        3,100,000
    16,546  Hach Co. ..........................       118,347          205,374
    16,546  Hach Co., Cl. A....................       113,613          179,938
    17,000  Hertz Corp. .......................       680,037          753,313
    68,000  Landauer Inc. .....................       422,093        2,031,500
    72,000  Nashua Corp.+......................     1,713,693        1,125,000
     3,000  Republic Services Inc., Cl. A......        72,000           72,000
                                                 ------------   --------------
                                                    8,490,303       12,206,125
                                                 ------------   --------------
            CABLE--6.2%
    56,125  Cable Michigan Inc. ...............       444,537        2,188,875
   425,000  Cablevision Systems Corp., Cl.
             A+................................     8,510,747       35,487,500
    40,000  Comcast Corp., Cl. A...............       593,113        1,590,000
   560,000  MediaOne Group Inc. ...............    11,789,977       24,605,000
    40,000  Shaw Communications Inc., Cl. B....       363,398          778,470
    30,000  Shaw Communications Inc., Cl. B,
             Conv. ............................       191,728          583,059
   640,000  TCI Ventures Group.................     3,891,947       12,840,000
   522,556  Tele-Communications Inc., Cl. A
             New+..............................     9,228,178       20,085,748
    65,000  United International Holdings Inc.,
             Cl. A+............................       884,424        1,040,000
                                                 ------------   --------------
                                                   35,898,049       99,198,652
                                                 ------------   --------------
            CLOSED-END FUNDS--0.1%
    84,000  Royce Value Trust Inc. ............       949,972        1,386,000
                                                 ------------   --------------
            COMMUNICATIONS EQUIPMENT--0.4%
   110,000  Allen Telecom Inc.+................       687,440        1,278,750
     1,000  Bay Networks Inc.+.................        27,300           32,250
    47,000  Motorola Inc. .....................       622,493        2,470,438
    45,000  Northern Telecom Ltd. .............       845,500        2,553,750
                                                 ------------   --------------
                                                    2,182,733        6,335,188
                                                 ------------   --------------
            CONSUMER PRODUCTS--4.3%
     5,000  Avon Products Inc. ................       307,750          387,500
   600,000  Carter-Wallace Inc. ...............     9,397,764       10,837,500
     2,000  Christian Dior SA..................       240,425          251,749
   220,000  Church & Dwight Co. Inc. ..........     4,983,260        7,122,500
    44,000  Department 56 Inc.+................       947,842        1,562,000
    30,000  Eastman Kodak Co. .................     1,747,063        2,191,875
    65,000  First Brands Corp. ................       910,851        1,665,625
   250,000  Fortune Brands Inc. ...............     5,681,557        9,609,375
   230,000  Gallaher Group plc, ADR+...........     2,857,199        5,031,250
    25,000  General Cigar Holdings Inc. .......       324,969          246,875
    93,356  General Cigar Holdings Inc., Cl.
             B+(a).............................       917,834          921,891
    90,000  Gillette Co. ......................     1,276,334        5,101,875
    40,000  Harley Davidson Inc. ..............       198,900        1,550,000
    13,000  National Presto Industries Inc. ...       501,400          506,188
    25,000  Nine West Group Inc. ..............       667,738          670,313
    30,000  Philip Morris Companies Inc. ......     1,186,688        1,181,250
   170,000  Ralston Purina Group...............     5,949,594       19,858,125
    41,700  Syratech Corp.+....................       954,711        1,334,400
                                                 ------------   --------------
                                                   39,051,879       70,030,291
                                                 ------------   --------------
            CONSUMER SERVICES--0.5%
   106,000  Loewen Group Inc. .................     2,758,755        2,862,000
    50,000  Midas Inc.+........................       376,453        1,006,250
     5,000  Republic Industries Inc.+..........       118,344          125,000
    12,000  Response USA Inc.+.................        77,580           80,250
   220,000  Rollins Inc. ......................     3,030,595        4,510,000
                                                 ------------   --------------
                                                    6,361,727        8,583,500
                                                 ------------   --------------

                See accompanying notes to financial statements.

THE GABELLI ASSET FUND
PORTFOLIO OF INVESTMENTS (CONTINUED) -- JUNE 30, 1998 (UNAUDITED)
--------------------------------------------------------------------------------

                                                                    MARKET
   SHARES                                            COST           VALUE
   ------                                            ----           ------
            COMMON STOCKS (CONTINUED)

            DIVERSIFIED INDUSTRIAL--3.6%
    10,000  Anixter International Inc.+........  $     90,088   $      190,625
   210,000  Crane Co. .........................     3,712,294       10,198,125
   205,000  GATX Corp. ........................     4,329,860        8,994,375
    20,000  General Electric Co. ..............       493,328        1,820,000
   118,000  Honeywell Inc. ....................     6,297,010        9,860,375
   253,000  ITT Industries Inc. ...............     5,699,039        9,455,875
   145,000  Katy Industries Inc. ..............     1,312,250        2,646,250
     6,500  Kyocera Corp., ADR ................       448,063          631,719
   350,000  Lamson & Sessions Co.+.............     1,899,408        2,165,625
   227,000  Lawter International Inc. .........     2,288,609        2,468,625
    68,000  National Service Industries
             Inc. .............................     1,591,349        3,459,500
     4,000  Pentair Inc. ......................       172,138          170,000
   125,000  Thomas Industries Inc. ............     1,397,900        3,054,688
    80,000  Trinity Industries Inc. ...........       977,970        3,320,000
                                                 ------------   --------------
                                                   30,709,306       58,435,782
                                                 ------------   --------------
            ELECTRONICS--0.1%
     3,000  Hitachi Ltd., ADR..................       302,567          193,500
    10,000  Imation Corp.+.....................       203,344          165,625
    10,000  Sony Corp., ADR....................       544,303          860,625
    40,000  Ucar International Inc. ...........     1,260,253        1,167,500
                                                 ------------   --------------
                                                    2,310,467        2,387,250
                                                 ------------   --------------
            ENERGY--3.5%
   100,000  Atlantic Richfield Co. ............     5,368,509        7,812,500
     5,000  Barrett Resources Corp. ...........       140,500          187,500
    50,000  British Petroleum Co. plc, ADR.....     1,110,595        4,412,500
    25,000  Brown (Tom) Inc. ..................       472,820          470,313
    30,000  Chevron Corp. .....................     1,016,500        2,491,875
   150,000  Eastern Enterprises................     4,177,240        6,431,250
    60,000  Enron Oil & Gas Co. ...............       548,976        1,215,000
   180,000  Exxon Corp. .......................     5,413,043       12,836,250
    40,000  Halliburton Co. ...................       840,758        1,782,500
   140,000  Pennzoil Co. ......................    10,048,848        7,087,500
   320,000  Southwest Gas Corp. ...............     5,833,498        7,820,000
    55,000  Texaco Inc. .......................     1,741,375        3,282,813
                                                 ------------   --------------
                                                   36,712,662       55,830,001
                                                 ------------   --------------
            ENTERTAINMENT--10.2%
   230,000  Ascent Entertainment Group Inc. ...     2,214,090        2,558,750
   135,000  BET Holdings Inc., Cl. A+..........     4,581,256        8,496,563
   100,000  EMI Group plc, ADR.................     1,246,297        1,800,000
    19,406  EMI Group plc, ORD.................        75,408          169,789
   135,000  GC Companies Inc.+.................     4,484,752        7,003,125
   130,000  Havas, ADR.........................     2,517,531        2,632,500
    20,000  PolyGram NV........................       574,275        1,017,500
   862,500  Tele-Communications Inc./Liberty
             Media Group, Cl. A+...............     9,062,411       33,475,781
   615,000  Time Warner Inc. ..................    17,197,107       52,543,946
    11,000  Todd-AO Corp., Cl. A...............        30,000          112,750
   898,430  USA Networks Inc.+.................    13,049,054       22,573,054
   360,000  Viacom Inc., Cl. A+................     9,106,168       21,060,000
   200,000  Viacom Inc., Cl. B+................     5,598,151       11,650,000
                                                 ------------   --------------
                                                   69,736,500      165,093,758
                                                 ------------   --------------
            EQUIPMENT AND SUPPLIES--10.3%
    47,000  Aeroquip-Vickers Inc. .............     1,931,616        2,743,625
   300,000  AMETEK Inc. .......................     3,455,782        8,793,750
    95,000  AMP Inc. ..........................     3,621,606        3,265,625
    90,000  Amphenol Corp., Cl. A+.............     2,333,250        3,510,000
    20,000  AptarGroup Inc. ...................       335,705        1,243,750
    95,000  Caterpillar Inc. ..................     1,273,555        5,023,125
   110,000  CLARCOR Inc. ......................     1,490,481        2,310,000

                                                                    MARKET
   SHARES                                            COST           VALUE
   ------                                            ----           ------
   285,000  CTS Corp. .........................  $  1,959,101   $    8,496,563
   410,000  Deere & Co. .......................     6,454,360       21,678,750
   235,000  Donaldson Co. Inc. ................     1,486,479        5,537,188
    40,000  EG&G Inc. .........................       709,125        1,200,000
    10,000  Fedders Corp. .....................        59,939           66,875
    47,500  Flowserve Corp. ...................     1,277,756        1,157,813
   166,300  Gerber Scientific Inc. ............     1,754,645        3,783,325
   310,000  Hussmann International Inc. .......     2,986,548        5,812,500
   445,000  IDEX Corp. ........................     3,661,463       15,352,500
    95,000  Ingersoll-Rand Co. ................     2,353,263        4,185,938
   200,000  Kollmorgen Corp. ..................     1,861,980        4,012,500
    90,000  Lufkin Industries Inc. ............     1,627,761        2,970,000
    45,000  Manitowoc Co. Inc. ................       463,975        1,816,875
   155,000  Mark IV Industries Inc. ...........     1,118,050        3,351,875
     5,000  Met-Pro Corp. .....................        72,938           74,688
   370,000  Navistar International Corp.+......     5,083,966       10,683,750
    20,000  PACCAR Inc. .......................       522,021        1,045,000
   145,500  Pittway Corp. .....................     2,849,535       11,094,375
   160,000  Pittway Corp., Cl. A...............     1,471,386       11,820,000
    88,455  Sequa Corp., Cl. A+................     3,899,220        5,904,371
    95,000  Sequa Corp., Cl. B+................     4,792,290        7,505,000
   172,000  SPS Technologies Inc.+.............     2,688,263       10,062,000
    56,250  U.S. Filter Corp. .................       688,282        1,578,516
    30,000  Valmont Industries Inc. ...........       242,908          599,063
                                                 ------------   --------------
                                                   64,527,249      166,679,340
                                                 ------------   --------------
            FINANCIAL SERVICES--7.0%
         1  Al-Zar Ltd.+(a)....................             0              350
     1,000  Alleghany Corp.+...................       201,573          233,250
   127,900  Allied Group Inc. .................     5,950,841        5,987,319
    22,000  American Bankers Insurance Group
             Inc. .............................     1,336,350        1,322,750
   330,000  American Express Co. ..............     7,645,187       37,620,000
    10,000  Argonaut Group Inc. ...............       353,575          316,250
       220  Berkshire Hathaway Inc.+...........       874,549       17,227,100
   125,000  Block (H&R) Inc. ..................     4,235,380        5,265,625
     3,000  Chicago Title Corp. ...............       129,877          138,563
    70,000  Commerzbank AG, ADR................     1,365,494        2,677,500
   150,000  Deutsche Bank AG, ADR..............     6,596,875       12,637,500
     3,000  Exel Ltd. .........................       218,353          233,438
   190,000  Lehman Brothers Holdings Inc. .....     3,427,475       14,736,875
     5,000  Leucadia National Corp. ...........       185,050          165,313
     2,000  Mellon Bank Corp. .................       123,183          139,250
   258,000  Midland Co. .......................     2,706,145        5,901,750
    50,000  Paine Webber Group Inc. ...........     1,351,388        2,143,750
    43,000  State Street Corp. ................       638,075        2,988,500
    20,000  SunTrust Banks Inc. ...............       424,879        1,626,250
    11,941  Transamerica Corp. ................       583,636        1,373,215
     8,000  Value Line Inc. ...................       115,500          306,000
                                                 ------------   --------------
                                                   38,463,385      113,040,548
                                                 ------------   --------------
            FOOD AND BEVERAGE--6.9%
    50,000  Bestfoods Inc. ....................     1,329,872        2,903,125
    76,300  Brown-Forman Corp., Cl. A..........     2,574,752        4,444,475
    90,000  Chock Full o'Nuts Corp.+...........       554,148          613,125
    45,000  Coca-Cola Co. .....................       387,203        3,847,500
    30,000  Corn Products International
             Inc.+.............................       938,724        1,023,750
     4,500  Farmer Brothers Co. ...............       476,380        1,075,500
    75,000  General Mills Inc. ................     2,152,766        5,128,125
    60,000  Heinz (H.J) Co. ...................     2,332,648        3,367,500
    48,000  Hershey Foods Corp. ...............     1,016,513        3,312,000
    10,000  Keebler Foods Co.+.................       295,338          275,000
   190,000  Kellogg Co. .......................     4,286,318        7,136,875
    30,000  LVHM Moet Hennessy Louis Vuitton,
             ADR...............................     1,144,063        1,185,000
   400,000  PepsiCo Inc. ......................    12,686,750       16,475,000
   390,000  Quaker Oats Co. ...................    13,375,414       21,425,625
    20,000  Ralcorp Holdings Inc.+.............        98,588          377,500

                See accompanying notes to financial statements.

THE GABELLI ASSET FUND
PORTFOLIO OF INVESTMENTS (CONTINUED) -- JUNE 30, 1998 (UNAUDITED)
--------------------------------------------------------------------------------

                                                                    MARKET
   SHARES                                            COST           VALUE
   ------                                            ----           ------
            COMMON STOCKS (CONTINUED)

            FOOD AND BEVERAGE (CONTINUED)
   300,000  Seagram Co. Ltd. ..................  $  9,018,197   $   12,281,250
    64,801  Tootsie Roll Industries Inc. ......     2,074,905        4,973,477
    10,000  Vlasic Foods International Inc.+...       240,488          201,250
   560,000  Whitman Corp. .....................     6,164,368       12,880,000
    80,000  Wrigley (Wm.) Jr. Co. .............     3,673,016        7,840,000
                                                 ------------   --------------
                                                   64,820,451      110,766,077
                                                 ------------   --------------
            HEALTH CARE--2.2%
    12,000  Amgen Inc. ........................       220,320          784,500
    18,000  Biogen Inc.+.......................       270,450          882,000
    40,000  Chiron Corp.+......................       550,315          627,500
   100,000  Genentech Inc.+....................     4,804,136        6,787,500
    10,000  Glaxo Wellcome plc.................       549,120          598,125
    70,000  IVAX Corp. ........................       598,112          647,500
    68,000  Johnson & Johnson..................     1,404,049        5,015,000
    55,000  Merck & Co. Inc. ..................     1,853,500        7,356,250
   105,000  Pfizer Inc. .......................     1,677,963       11,412,188
    19,000  SmithKline Beecham plc.............     1,144,914        1,149,500
                                                 ------------   --------------
                                                   13,072,879       35,260,063
                                                 ------------   --------------
            HOME FURNISHINGS--0.0%
    10,000  Triangle Pacific Corp. ............       548,438          550,000
                                                 ------------   --------------
            HOTELS AND GAMING--1.5%
   155,000  Circus Circus Enterprises Inc.+....     4,026,041        2,625,313
   161,000  Gaylord Entertainment Co., Cl. A...     3,976,448        5,192,250
    30,000  GTECH Holdings Corp.+..............       545,938        1,010,625
    12,000  Harrah's Entertainment Inc.+.......       113,002          279,000
   280,000  Hilton Hotels Corp. ...............     4,140,292        7,980,000
   203,389  Ladbroke Group plc.................       535,440        1,117,279
   185,000  Mirage Resorts Inc.+...............       959,778        3,942,813
    40,000  Starwood Hotels & Resorts Worldwide
             Inc. .............................     2,160,000        1,932,500
    10,000  Trump Hotels & Casino Resorts
             Inc.+.............................        98,000           70,625
                                                 ------------   --------------
                                                   16,554,939       24,150,405
                                                 ------------   --------------
            METALS AND MINING--0.2%
    30,000  Barrick Gold Corp. ................       622,076          575,625
   100,000  Echo Bay Mines Ltd. ...............       754,551          225,000
    45,000  Homestake Mining Co. ..............       650,187          466,875
    33,000  Newmont Gold Co. ..................     1,099,272          814,688
   380,000  Pegasus Gold Inc.+.................       372,656           91,200
    22,500  Placer Dome Inc. ..................       285,944          264,375
   300,000  Royal Oak Mines Inc.+..............       882,383          262,500
    20,000  TVX Gold Inc.+.....................        53,063           61,250
                                                 ------------   --------------
                                                    4,720,132        2,761,513
                                                 ------------   --------------
            PAPER AND FOREST PRODUCTS--1.1%
   180,000  Greif Bros. Corp., Cl. A...........     3,637,710        6,727,500
    65,000  Sealed Air Corp. ..................     2,587,528        2,388,750
   312,000  St. Joe Corp. .....................     3,601,269        8,541,000
                                                 ------------   --------------
                                                    9,826,507       17,657,250
                                                 ------------   --------------
            PUBLISHING--2.8%
    70,000  American Media Inc., Cl. A+........       674,812          463,750
     3,000  Central Newspapers Inc., Cl. A.....       219,863          209,250
    60,000  Dow Jones & Co. Inc. ..............     2,776,047        3,345,000
   225,000  Golden Books Family Entertainment
             Inc.+.............................     2,905,223          864,844
    38,000  Harcourt General Inc. .............     1,749,900        2,261,000
    50,000  McClatchy Newspapers Inc., Cl. A...       907,656        1,731,250
    80,000  McGraw-Hill Companies Inc. ........     2,603,081        6,525,000
   327,000  Media General Inc., Cl. A..........     7,517,970       16,104,750
    90,000  Meredith Corp. ....................     1,821,494        4,224,375

                                                                    MARKET
   SHARES                                            COST           VALUE
   ------                                            ----           ------
    71,000  New York Times Co., Cl. A..........  $  1,161,977   $    5,626,750
    15,000  News Corp. Ltd., ADR...............       255,581          481,875
    11,000  Reader's Digest Association Inc.,
             Cl. A.............................       294,800          298,375
    30,000  Reader's Digest Association Inc.,
             Cl. B.............................       810,864          813,750
 1,650,000  Seat SpA+..........................       343,343        1,114,394
     6,000  Scripps (E.W.) Co., Cl. A..........       108,669          328,875
                                                 ------------   --------------
                                                   24,151,280       44,393,238
                                                 ------------   --------------
            REAL ESTATE--0.6%
   360,000  Catellus Development Corp.+........     3,324,188        6,367,500
    48,000  Florida East Coast Industries
             Inc. .............................       631,838        1,404,000
    65,000  Griffin Land & Nurseries Inc.+.....       824,241        1,137,500
     1,000  Lennar Corp. ......................        13,369           29,500
     1,000  LNR Property Corp. ................        21,243           25,625
                                                 ------------   --------------
                                                    4,814,879        8,964,125
                                                 ------------   --------------
            RETAIL--4.5%
    41,000  Aaron Rents Inc. ..................       146,083          820,000
    20,000  Aaron Rents Inc., Cl. A............        83,263          362,500
    30,000  Albertson's Inc. ..................     1,033,355        1,552,500
   191,300  Amercian Stores Co. ...............     4,674,340        4,627,069
   190,000  Burlington Coat Factory Warehouse
             Corp.+............................     2,180,142        4,275,000
    40,000  Coldwater Creek Inc.+..............       836,650        1,100,000
     5,000  Dominick's Supermarkets Inc. ......       188,357          223,125
    50,000  Fingerhut Companies Inc. ..........       711,335        1,650,000
   438,800  Giant Food Inc., Cl. A.............    17,889,253       18,895,825
    70,000  Kroger Co.+........................       818,000        3,001,250
   150,000  Lillian Vernon Corp. ..............     2,201,747        2,493,750
   575,000  Neiman Marcus Group Inc.+..........     8,068,418       24,976,563
    87,600  Mercantile Stores Co. .............     6,894,955        6,914,925
   200,000  Scheib (Earl) Inc.+................     1,432,580        1,550,000
                                                 ------------   --------------
                                                   47,158,478       72,442,507
                                                 ------------   --------------
            SPECIALTY CHEMICALS--0.6%
    10,000  Arco Chemical Co. .................       572,375          573,125
   375,000  Ferro Corp. .......................     5,437,040        9,492,188
                                                 ------------   --------------
                                                    6,009,415       10,065,313
                                                 ------------   --------------
            TELECOMMUNICATIONS--6.3%
   120,000  Aliant Communications Inc. ........     1,847,138        3,292,500
     4,000  Allegiance Telecom Inc. ...........        60,000           60,000
   160,000  AT&T Corp. ........................     5,665,161        9,140,000
    80,000  BC Telecom Inc. ...................     1,415,173        2,991,160
   200,000  BCE Inc. ..........................     3,202,960        8,537,500
    18,000  BellSouth Corp. ...................       455,094        1,208,250
   130,000  Cable & Wireless plc, ADR..........     2,878,267        4,785,625
   162,537  Citizens Utilities Co., Cl. B......     1,654,865        1,564,419
   113,000  Commonwealth Telephone Enterprises
             Inc.+.............................     1,054,259        2,980,375
    31,000  Commonwealth Telephone Enterprises
             Inc., Cl. B+......................       203,085          813,750
    94,000  Frontier Corp. ....................     2,134,944        2,961,000
   157,000  GTE Corp. .........................     3,639,582        8,733,125
    35,000  Hong Kong Telecommunications Ltd.,
             ADR...............................       545,695          660,625
   400,000  RCN Corp. .........................     2,835,846        7,750,000
   320,000  Rogers Communications Inc., Cl.
             B+................................     2,307,559        2,879,022
    16,000  SBC Communications Inc. ...........       203,700          640,000
   180,000  Southern New England
             Telecommunications Corp. .........     7,156,088       11,790,000
   100,000  Sprint Corp. ......................     1,934,997        7,050,000
    67,500  Telecomumicacoes Brasileiras SA,
             ADR...............................     1,979,139        7,370,156
   500,000  Telecom Italia SpA.................     1,046,696        3,682,285
   133,000  Telecom Italia SpA, ADR............     2,937,985        9,775,500
    15,272  Telefonica de Espana, ADR..........       605,449        2,123,763

                See accompanying notes to financial statements.

THE GABELLI ASSET FUND
PORTFOLIO OF INVESTMENTS (CONTINUED) -- JUNE 30, 1998 (UNAUDITED)
--------------------------------------------------------------------------------

                                                                    MARKET
   SHARES                                            COST           VALUE
   ------                                            ----           ------
            COMMON STOCKS (CONTINUED)

            TELECOMMUNICATIONS (CONTINUED)
    10,000  Telefonos de Mexico SA, Cl. L,
             ADR...............................  $    281,828   $      480,625
    14,001  US West Inc.+......................       418,583          658,028
                                                 ------------   --------------
                                                   46,464,093      101,927,708
                                                 ------------   --------------
            TRANSPORTATION--0.8%
   135,000  AMR Corp.+.........................     4,146,947       11,238,750
     1,000  Burlington Northern Santa Fe
             Corp. ............................        94,519           98,188
    15,000  CSX Corp. .........................       844,563          682,500
    10,000  Kansas City Southern Industries
             Inc. .............................       317,503          496,250
       500  Norfolk Southern Corp. ............        16,744           14,906
     1,000  Providence & Worcester Railroad
             Co. ..............................        18,050           14,625
     1,000  RailAmerica Inc.+..................         6,719            6,125
     1,000  Wisconsin Central Transportation
             Corp.+............................        25,071           21,875
                                                 ------------   --------------
                                                    5,470,116       12,573,219
                                                 ------------   --------------
            WIRELESS COMMUNICATIONS--3.9%
    35,000  AirTouch Communications Inc.+......       791,589        2,045,313
    50,000  Associated Group Inc., Cl. A+......       387,073        2,050,000
    37,000  Associated Group Inc., Cl. B+......        98,787        1,470,750
   514,000  Century Telephone Enterprises
             Inc. .............................     8,060,556       23,579,750
   200,000  COMSAT Corp. ......................     3,731,935        5,662,500
   100,000  Globalstar Telecommunications
             Ltd. .............................       423,210        2,700,000
    55,000  NEXTEL Communications Inc., Cl.
             A+................................       660,330        1,368,125
    24,000  Rogers Cantel Mobile Communications
             Inc.+.............................       264,088          300,000
   200,000  TCI Satellite Entertainment Inc.,
             Cl. A+............................     1,994,654        1,175,000
 1,800,000  Telecom Italia Mobile SpA..........     1,661,796       11,012,241
   200,000  Telephone and Data Systems Inc. ...     4,165,316        7,875,000
   130,000  360 degrees Communications Co.+....     2,274,045        4,160,000
                                                 ------------   --------------
                                                   24,513,379       63,398,679
                                                 ------------   --------------
TOTAL COMMON STOCKS............................   726,204,570    1,480,390,446
                                                 ------------   --------------
            PREFERRED STOCKS--0.2%
            METALS AND MINING--0.0%
    10,000  Freeport-McMoRan Inc., Depository
             Shares, 7.00%, Cumulative Conv.
             Pfd...............................       213,000          195,000
                                                 ------------   --------------
            TELECOMMUNICATIONS--0.2%
    35,000  Sprint Corp., 8.25%, Conv. Pfd. ...     1,295,406        2,023,438
 1,588,267  Telecomunicacoes de Sao Paulo SA
             (Telesp), Preference Shares.......       152,310          373,532
 1,588,267  Telecomunicacoes de Sao Paulo SA
             (Telesp), Preference Shares, Cl.
             B.................................        60,929          131,835
                                                 ------------   --------------
                                                    1,508,645        2,528,805
                                                 ------------   --------------
TOTAL PREFERRED STOCKS.........................     1,721,645        2,723,805
                                                 ------------   --------------
PRINCIPAL                                                           MARKET
  AMOUNT                                             COST           VALUE
----------                                       ------------   --------------
            CORPORATE BONDS--0.1%

            ENTERTAINMENT--0.1%
$2,300,000  Viacom Inc., Sub. Deb., 8.00% due
             07/07/06..........................  $  1,636,781   $    2,380,500
                                                 ------------   --------------
            U.S. GOVERNMENT OBLIGATIONS--7.9%
128,633,000 U.S. Treasury Bills, 5.00% to
             5.16%++ due 07/07/98 to
             09/03/98..........................   127,661,487      127,661,487
                                                 ------------   --------------

TOTAL INVESTMENTS....................  100.0%  $857,224,483    1,613,156,238
                                               ============
OTHER ASSETS AND LIABILITIES (NET)...    0.0%                        377,092
                                       -----                  --------------
NET ASSETS
(44,320,833 shares outstanding)......  100.0%                 $1,613,533,330
                                       =====                  ==============
NET ASSET VALUE, OFFERING AND
 REDEMPTION PRICE PER SHARE..........                                 $36.41
                                                                      ======

FORWARD FOREIGN EXCHANGE CONTRACTS

                                             EXPIRATION    NET UNREALIZED
                                                DATE        DEPRECIATION
                                             ----------    --------------
14,100,000(b) Deliver Hong Kong Dollars
               in exchange for USD
               1,793,665.................     08/26/98        $(16,714)
                                                              --------

------------------------------

    For Federal tax purposes:

      Aggregate cost                                          $857,224,483
                                                              ============
      Gross unrealized appreciation                           $769,212,388
      Gross unrealized depreciation                            (13,280,633)
                                                              ------------
      Net unrealized appreciation                             $755,931,755
                                                              ============

 (a)   Security fair valued as determined by the Board of Trustees.
 (b)   Principal amount denoted in Hong Kong Dollars.
  +    Non-income producing security.
 ++    Represents annualized yield at date of purchase.
ADR -- American Depositary Receipt.
ADS -- American Depositary Share.
GDR -- Global Depositary Receipt.
ORD -- Ordinary Share.

                See accompanying notes to financial statements.

                             THE GABELLI ASSET FUND

STATEMENT OF ASSETS AND LIABILITIES
JUNE 30, 1998 (UNAUDITED)
------------------------------------------------------------

ASSETS:
  Investments, at value (Cost $857,224,483)...  $1,613,156,238
  Cash and foreign currency (Cost $358,499)...         359,038
  Dividends and interest receivable...........       1,593,055
  Receivable for investments sold.............       2,071,916
  Receivable for shares of beneficial interest
    sold......................................       3,506,238
                                                --------------
    TOTAL ASSETS..............................   1,620,686,485
                                                --------------
LIABILITIES:
  Payable for investments purchased...........       2,092,424
  Payable for shares of beneficial interest
    redeemed..................................       3,207,124
  Payable for investment advisory fees........       1,279,345
  Payable for distribution fees...............         319,836
  Net unrealized depreciation on forward
    foreign exchange contracts................          16,714
  Other accrued expenses......................         237,712
                                                --------------
    TOTAL LIABILITIES.........................       7,153,155
                                                --------------
    NET ASSETS applicable to 44,320,833 shares
      outstanding.............................  $1,613,533,330
                                                ==============
NET ASSETS CONSIST OF:
  Shares of beneficial interest, at par
    value.....................................  $      443,208
  Additional paid-in capital..................     830,059,726
  Undistributed net investment income.........       1,935,274
  Accumulated net realized gain on investments
    and foreign currency transactions.........      25,179,542
  Net unrealized appreciation on investments
    and foreign currency transactions.........     755,915,580
                                                --------------
    TOTAL NET ASSETS..........................  $1,613,533,330
                                                ==============
    NET ASSET VALUE, offering and redemption
      price per share ($1,613,533,330 /
      44,320,833 shares outstanding; unlimited
      number of shares authorized of $0.01 par
      value)..................................          $36.41
                                                        ======


STATEMENT OF OPERATIONS
FOR THE SIX MONTHS ENDED JUNE 30, 1998 (UNAUDITED)
------------------------------------------------------------

INVESTMENT INCOME:
  Dividends (net of foreign taxes of $61,575)...  $  8,107,933
  Interest......................................     3,921,941
                                                  ------------
    TOTAL INVESTMENT INCOME.....................    12,029,874
                                                  ------------
EXPENSES:
  Investment advisory fees......................     7,452,868
  Distribution fees.............................     1,862,764
  Shareholder services fees.....................       387,427
  Legal and audit fees..........................        94,694
  Trustees' fees................................        48,911
  Miscellaneous expenses........................       247,936
                                                  ------------
    TOTAL EXPENSES..............................    10,094,600
                                                  ------------
    NET INVESTMENT INCOME.......................     1,935,274
                                                  ------------
NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS:
  Net realized gain on investments and foreign
    currency transactions.......................    26,218,257
  Net change in unrealized appreciation on
    investments and foreign currency
    transactions................................   171,240,019
                                                  ------------
  NET REALIZED AND UNREALIZED GAIN ON
    INVESTMENTS AND FOREIGN CURRENCY
    TRANSACTIONS................................   197,458,276
                                                  ------------
NET INCREASE IN NET ASSETS RESULTING FROM
  OPERATIONS....................................  $199,393,550
                                                  ============

STATEMENT OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                              SIX MONTHS ENDED      YEAR ENDED
                                                               JUNE 30, 1998       DECEMBER 31,
                                                                (UNAUDITED)            1997
                                                              ----------------    --------------
OPERATIONS:
  Net investment income.....................................   $    1,935,274     $    2,547,863
  Net realized gain on investments and foreign currency
    transactions............................................       26,218,257        166,963,760
  Net change in unrealized appreciation on investments and
    foreign currency transactions...........................      171,240,019        207,587,959
                                                               --------------     --------------
    Net increase in net assets resulting from operations....      199,393,550        377,099,582
                                                               --------------     --------------
DISTRIBUTIONS TO SHAREHOLDERS:
  Net investment income.....................................        --                (2,481,578)
  In excess of net investment income........................        --                   (93,147)
  Net realized gain on investments..........................        --              (166,963,945)
  In excess of net realized gain on investments.............        --                   (40,227)
                                                               --------------     --------------
    Total distributions to shareholders.....................        --              (169,578,897)
                                                               --------------     --------------
SHARE TRANSACTIONS:
  Net increase in net assets from shares of beneficial
    interest transactions...................................       79,088,002         46,891,821
                                                               --------------     --------------
    Net increase in net assets..............................      278,481,552        254,412,506
NET ASSETS:
  Beginning of period.......................................    1,335,051,778      1,080,639,272
                                                               --------------     --------------
  End of period.............................................   $1,613,533,330     $1,335,051,778
                                                               ==============     ==============

                See accompanying notes to financial statements.

THE GABELLI ASSET FUND
NOTES TO FINANCIAL STATEMENTS (UNAUDITED)
--------------------------------------------------------------------------------

1. DESCRIPTION. The Gabelli Asset Fund (the "Fund") was organized on November 25, 1985 as a Massachusetts business trust. The Fund is a diversified, open-end management investment company registered under the Investment Company Act of 1940, as amended (the "1940 Act"), whose primary objective is growth of capital. The Fund commenced operations on March 3, 1986.

2. SIGNIFICANT ACCOUNTING POLICIES. The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

SECURITY VALUATION. Portfolio securities listed or traded on a nationally recognized securities exchange, quoted by the National Association of Securities Dealers Automated Quotations, Inc. ("Nasdaq") or traded on foreign exchanges are valued at the last sale price on that exchange as of the close of business on the day the securities are being valued (if there were no sales that day, the security is valued at the average of the closing bid and asked prices or, if there were no asked prices quoted on that day, then the security is valued at the closing bid price on that day). All other portfolio securities for which over-the-counter market quotations are readily available are valued at the latest average of the bid and asked prices. Portfolio securities traded on more than one national securities exchange or market are valued according to the broadest and most representative market, as determined by the Adviser. When market quotations are not readily available, portfolio securities are valued at their fair value as determined in good faith under procedures established by and under the general supervision of the Board of Trustees. Short term debt securities with remaining maturities of 60 days or less are valued at amortized cost, unless the Trustees determine such does not reflect the securities' fair value, in which case these securities will be valued at their fair value as determined by the Trustees. Debt instruments having a greater maturity are valued at the highest bid price obtained from a dealer maintaining an active market in those securities.

FORWARD FOREIGN EXCHANGE CONTRACTS. The Fund may engage in forward foreign exchange contracts for hedging a specific transaction with respect to either the currency in which the transaction is denominated or another currency as deemed appropriate by the Adviser. Forward foreign exchange contracts are valued at the forward rate and are marked-to-market daily. The change in market value is included in unrealized appreciation/depreciation on investments. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

The use of forward foreign exchange contracts does not eliminate fluctuations in the underlying prices of the Fund's portfolio securities, but it does establish a rate of exchange that can be achieved in the future. Although forward foreign exchange contracts limit the risk of loss due to a decline in the value of the hedged currency, they also limit any potential gain that might result should the value of the currency increase. In addition, the Fund could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts.

FOREIGN CURRENCY TRANSLATION. The books and records of the Fund are maintained in United States (U.S.) dollars. Foreign currencies, investments and other assets and liabilities are translated into U.S. dollars at the exchange rates prevailing at the end of the period, and purchases and sales of investment securities, income and expenses are translated at the exchange rate prevailing on the respective dates of such transactions. Unrealized gains and losses, which result from changes in foreign exchange rates and/or changes in market prices of securities, have been included in unrealized appreciation/depreciation on investments. Net realized foreign currency gains and losses resulting from changes in exchange rates include foreign currency gains and losses between trade date and settlement date on investment securities transactions, foreign currency transactions and the difference between the amounts of interest and dividends recorded on the books of the Fund and the amounts actually received. The portion of foreign currency gains and losses related to

THE GABELLI ASSET FUND
NOTES TO FINANCIAL STATEMENTS (CONTINUED) (UNAUDITED)
--------------------------------------------------------------------------------

fluctuation in exchange rates between the initial trade date and subsequent sale trade date is included in realized gain/(loss) on investments.

SECURITIES TRANSACTIONS AND INVESTMENT INCOME. Securities transactions are accounted for on the trade date with realized gain or loss on investments determined by using the identified cost method. Interest income (including amortization of premium and accretion of discount) is recorded as earned. Dividend income is recorded on the ex-dividend date.

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS. Dividends and distributions to shareholders are recorded on the ex-dividend date. Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments of income and gains on various investment securities held by the Fund, timing differences and differing characterization of distributions made by the Fund.

PROVISION FOR INCOME TAXES. The Fund has qualified and intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended. As a result, a Federal income tax provision is not required.

Dividends and interest from non-U.S. sources received by the Fund are generally subject to non-U.S. withholding taxes at rates ranging up to 30%. Such withholding taxes may be reduced or eliminated under the terms of applicable U.S. income tax treaties, and the Fund intends to undertake any procedural steps required to claim the benefits of such treaties.

3. INVESTMENT ADVISORY AGREEMENT. The Fund has entered into an investment advisory agreement (the "Advisory Agreement") with the Adviser which provides that the Fund will pay the Adviser a fee, computed daily and paid monthly, at the annual rate of 1.00% of the value of the Fund's average daily net assets. In accordance with the Advisory Agreement, the Adviser provides a continuous investment program for the Fund's portfolio, oversees the administration of all aspects of the Fund's business and affairs and pays the compensation of all Officers and Trustees of the Fund who are its affiliates.

4. DISTRIBUTION PLAN. The Fund's Board of Trustees has adopted a distribution plan (the "Plan") pursuant to Rule 12b-1 under the 1940 Act. For the six months ended June 30, 1998 the Fund incurred distribution costs payable to Gabelli & Company, Inc., an indirect wholly-owned subsidiary of the Adviser, of $1,862,764, or 0.25% of average daily net assets, the annual limitation under the Plan. Such payments are accrued daily and paid monthly.

5. PORTFOLIO SECURITIES. Purchases and sales of securities for the six months ended June 30, 1998, other than short term securities, aggregated $168,722,479 and $111,954,082, respectively.

6. TRANSACTIONS WITH AFFILIATES. During the six months ended June 30, 1998, the Fund paid brokerage commissions of $100,093 to Gabelli & Company, Inc. and its affiliates.

7. SHARES OF BENEFICIAL INTEREST. Transactions in shares of beneficial interest were as follows:

                                                                       SIX MONTHS ENDED                   YEAR ENDED
                                                                        JUNE 30, 1998                 DECEMBER 31, 1997
                                                                   -----------------------         ----------------------
                                                                   SHARES          AMOUNT          SHARES          AMOUNT
                                                                   ------          ------          ------          ------
      Shares sold.............................................   19,420,291    $ 672,571,349     13,039,709    $ 421,881,081
      Shares issued upon reinvestment of dividends............      --              --            4,869,910      154,702,133
      Shares redeemed.........................................  (17,017,695)    (593,483,348)   (16,898,747)    (529,691,393)
                                                                -----------    -------------    -----------    -------------
        Net increase..........................................    2,402,596    $  79,088,001      1,010,872    $  46,891,821
                                                                ===========    =============    ===========    =============

THE GABELLI ASSET FUND
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

Selected data for a share of beneficial interest outstanding throughout each period:

                                              SIX MONTHS                                 YEAR ENDED
                                                 ENDED                                  DECEMBER 31,
                                             JUNE 30, 1998    ----------------------------------------------------------------
                                              (UNAUDITED)        1997           1996          1995          1994        1993
                                             -------------       ----           ----          ----          ----        ----
OPERATING PERFORMANCE:
  Net asset value, beginning of period.....   $    31.85      $    26.42     $    25.75    $    22.21     $  23.30    $  19.88
                                              ----------      ----------     ----------    ----------     --------    --------
  Net investment income....................         0.04            0.07           0.15          0.26         0.26        0.16
  Net realized and unrealized gain (loss)
    on investments.........................         4.52            9.97           3.29          5.28        (0.30)       4.18
                                              ----------      ----------     ----------    ----------     --------    --------
  Total from investment operations.........         4.56           10.04           3.44          5.54        (0.04)       4.34
                                              ----------      ----------     ----------    ----------     --------    --------
DISTRIBUTIONS TO SHAREHOLDERS:
  Net investment income....................           --           (0.07)         (0.15)        (0.25)       (0.25)      (0.16)
  In excess of net investment income.......           --           (0.00)(a)         --            --        (0.01)         --
  Net realized gain on investments.........           --           (4.54)         (2.61)        (1.75)       (0.76)      (0.76)
  In excess of net realized gain
    on investments.........................           --           (0.00)(a)      (0.01)        (0.00)(a)    (0.03)         --
                                              ----------      ----------     ----------    ----------     --------    --------
  Total distributions......................           --           (4.61)         (2.77)        (2.00)       (1.05)      (0.92)
                                              ----------      ----------     ----------    ----------     --------    --------
  NET ASSET VALUE, END OF PERIOD...........   $    36.41      $    31.85     $    26.42    $    25.75     $  22.21    $  23.30
                                              ==========      ==========     ==========    ==========     ========    ========
  Total return+............................        14.3%           38.1%          13.4%         24.9%       (0.1)%       21.8%
RATIOS TO AVERAGE NET ASSETS AND
  SUPPLEMENTAL DATA:
  Net assets, end of period (in 000's).....   $1,613,533      $1,335,052     $1,080,639    $1,091,539     $982,250    $945,408
  Ratio of net investment income
    to average net assets..................        2.60%(b)        0.22%          0.52%         0.95%        1.10%       0.82%
  Ratio of operating expenses
    to average net assets..................        1.36%(b)        1.38%          1.34%         1.33%        1.28%       1.31%
  Portfolio turnover rate..................           8%             22%            15%           26%          19%         16%

---------------

  + Total return represents aggregate total return of a hypothetical $1,000 investment at the beginning of the period and sold at the end of the period including reinvestment of dividends. Total return for the period of less than one year is not annualized.
(a)  Amount represents less than $0.005 per share.
(b)  Annualized.

                See accompanying notes to financial statements.

                             THE GABELLI ASSET FUND

                 One Corporate Center, Rye, New York 10580-1434
      1-800-GABELLI      *     1-800-422-3554     *     fax: 1-914-921-5118
             http://www.gabelli.com     *    e-mail: info@gabelli.com
(Net Asset Value may be obtained daily by calling 1-800-GABELLI after 6:00 P.M.)



BOARD OF TRUSTEES
--------------------------------------------------------------------------------

Mario J. Gabelli, CFA                              Karl Otto Pohl
Chairman and Chief Investment Officer              Former President
Gabelli Funds, Inc.                                Deutsche Bundesbank

Felix J. Christiana                                Anthony R. Pustorino
Former Senior Vice President                       Certified Public Accountant
Dollar Dry Dock Savings Bank                       Professor, Pace University

Anthony J. Colavita                                Anthonie C. van Ekris
Attorney-at-law                                    Managing Director
Anthony J. Colavita, P.C.                          BALMAC International, Inc.

James P. Conn                                      Salvatore J. Zizza
Chief Investment Officer                           Chairman
Financial Security Assurance Holdings Ltd.         The Bethlehem Corp.



OFFICERS AND PORTFOLIO MANAGERS
--------------------------------------------------------------------------------

Mario J. Gabelli, CFA
Portfolio Manager

Bruce N. Alpert
President and Treasurer

James E. McKee
Secretary



DISTRIBUTOR
--------------------------------------------------------------------------------

Gabelli & Company, Inc.



CUSTODIAN, TRANSFER AGENT AND DIVIDEND AGENT
--------------------------------------------------------------------------------

State Street Bank and Trust Company


LEGAL COUNSEL
--------------------------------------------------------------------------------

Skadden, Arps, Slate, Meagher & Flom LLP



This report is submitted for the general information of the shareholders of The Gabelli Asset Fund. It is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

----------------------------------------------------------------------------------------------------------------------------------
                                                        GABELLI ASSET FUND
----------------------------------------------------------------------------------------------------------------------------------
                                                           *   *   *   *

                     Morningstar rated Gabelli Asset Fund 4 stars overall and for the 3, 5 and 10-year periods ended 6/30/98 among 2545, 1462 and 707 domestic equity funds, respectively.
                                           --------------------------------------------
                                               Average Annual Returns as of 6/30/98
                                           --------------------------------------------
                                           1 Year      5 Year    10 Year  Life of Fund*
                                           +32.6%      +19.6%    +16.7%      +17.9%
                                           ============================================

Please send a prospectus to:

___________________________________________________________
Name
                                                                        For a prospectus, call:
___________________________________________________________                  1-800-GABELLI                       [Photograph]
Address               City         State        Zip             (1-800-422-3554) * fax: 1-914-921-5118
                                                                  www.gabelli.com  *  info@gabelli.com       MARIO J. GABELLI, CFA
___________________________________________________________
Telephone Number


PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. Morningstar rating reflects historical risk adjusted performance as of 6/30/98 and is subject to change every month. Morningstar proprietary ratings are calculated from the Fund's three, five and ten-year average annual returns in excess of 90-day T-bill returns with appropriate fee adjustments and a risk factor that reflects fund performance below 90-day T-bill returns. The top 10% of the funds in an investment category receive five stars and the next 22.5%
receive four stars. The returns shown above are historical and reflect changes in share price, reinvested dividends and capital gains and are net of expenses. Investment returns and the principal value of an investment will fluctuate. When shares are redeemed, they may be worth more or less than their original cost.
THE PROSPECTUS CONTAINS MORE COMPLETE INFORMATION, INCLUDING FEES AND EXPENSES. THE PROSPECTUS SHOULD BE READ CAREFULLY BEFORE
INVESTING OR SENDING MONEY.
Distributed by Gabelli & Company, Inc. One Corporate Center, Rye, NY 10580     * Inception: 3/3/86     GAFF8/98
----------------------------------------------------------------------------------------------------------------------------------



                                                                                                                 -------------
                                                                                                                  NO POSTAGE
                                                                                                                   NECESSARY
                                                                                                                   IF MAILED
                                                                                                                 IN THE UNITED
                                                                                                                     STATES
                                                                                                                 -------------
                                                                                                                 _____________
                                                                                                                 _____________
                                                                                                                 _____________
                                   ----------------------------------------------------------                    _____________
                                                        BUSINESS REPLY MAIL                                      _____________
                                   FIRST CLASS MAIL     PERMIT No. 00066        RYE, NEW YORK                    _____________
                                   ----------------------------------------------------------                    _____________
                                                 POSTAGE WILL BE PAID BY ADDRESSEE                               _____________
                                                                                                                 _____________
                                                                                                                 _____________

                                                      GABELLI & COMPANY, INC.
                                                       One Corporate Center
                                                     Rye, New York 10580-9804

                                                                                          [POSTAL BAR CODE]




===================================================================================================================================
                                                   GLOBAL ENTERTAINMENT & MEDIA
                                          GABELLI GLOBAL INTERACTIVE COUCH POTATO(R) FUND

                                                              [LOGO]

                                                          #1 GLOBAL FUND!
               (as ranked by Lipper Analytical based on 1 year performance through 6/30/98 out of 189 global funds).

Please send a prospectus to:

______________________________________________
Name
                                                            --------------------------------------
______________________________________________               Average Annual Returns as of 6/30/98
Address                 City   State    Zip                 --------------------------------------                 [Photograph]
                                                            1 Year       3 Year      Life of Fund*
______________________________________________              +47.8%       +27.6%          +21.4%                   MARC J. GABELLI
Telephone Number                                            ======================================                Porfolio Manager

PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. The returns shown above are historical            For a prospectus, call:
and reflect changes in share price, reinvested dividends, and capital gains and are net of                1-800- GABELLI
expenses. Investment returns and the principal value of an investment will fluctuate, when   (1-800-422-3554) * fax: 1-914-921-5118
shares are redeemed, they may be worth more or less than their original cost. Investing       www.gabelli.com  *  info@gabelli.com
overseas involves risks not ordinarily associated with investment in domestic issues, including currency fluctuations, economic and political risks. Lipper rankings are based upon
12-month total returns at NAV. The Fund was ranked 4 out of 125 Funds by Lipper Analytical for the 3 year period ended 6/30/98. Distributed by Gabelli & Company, Inc. One Corporate
Center, Rye, NY 10580                                                     *Inception: 2/7/94
THIS PROSPECTUS CONTAINS MORE COMPLETE INFORMATION, INCLUDING FEES AND EXPENSES. READ THE
PROSPECTUS CAREFULLY BEFORE INVESTING.                                                  7/98
===================================================================================================================================


                                                                                                                 -------------
                                                                                                                  NO POSTAGE
                                                                                                                   NECESSARY
                                                                                                                   IF MAILED
                                                                                                                 IN THE UNITED
                                                                                                                     STATES
                                                                                                                 -------------
                                                                                                                 _____________
                                                                                                                 _____________
                                                                                                                 _____________
                                   ----------------------------------------------------------                    _____________
                                                        BUSINESS REPLY MAIL                                      _____________
                                   FIRST CLASS MAIL     PERMIT No. 00066        RYE, NEW YORK                    _____________
                                   ----------------------------------------------------------                    _____________
                                                 POSTAGE WILL BE PAID BY ADDRESSEE                               _____________
                                                                                                                 _____________
                                                                                                                 _____________

                                                      GABELLI & COMPANY, INC.
                                                       One Corporate Center
                                                     Rye, New York 10580-9804

                                                                                          [POSTAL BAR CODE]


